SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): July 19, 2000
                                                        (June 30, 2000)

                               FRANKLIN RECEIVABLES LLC
                              (FRANKLIN AUTO TRUST 2000-1)

             (Exact name of registrant as specified in its charter)

        .... DELAWARE ................. 333-56869....... 94-3301790
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH ........ 84101...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(801) 238-6700


                -------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.      Other Events

   The Monthly Servicing Report relating to the Franklin Auto Trust 2000-1 for the Collection Period ended June 30, 2000 is attached hereto as Exhibit 19 and is incorporated herein by this reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)Exhibits


Exhibit 19 - Franklin Auto Trust 2000-1 Monthly  Servicing  Report for the
                Collection Period ending June 30, 2000



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                         FRANKLIN RECEIVABLES LLC
                         (Registrant)

                         By: Franklin Capital Corp.




Date: July 19, 2000       /s/ Harold E. Miller, Jr.
                          --------------------------
                          HAROLD E. MILLER, JR.
                          President



                                   Exhibits


Exhibit 19 - Franklin Auto Trust 2000-1 Monthly Servicing Report for the Collection Period ending June 30, 2000.



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